SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date of Report:  January 7, 2000

                     State Street Corporation
      .....................................................
      (Exact name of registrant as specified in its charter)

    Massachusetts              0-5108             04-2456637
  .............................................................
  (State of              (Commission File       (IRS Employer
   Incorporation)         Number)                Identification
                                                 Number)

   225 Franklin Street, Boston, Massachusetts          02110
  .............................................................
    (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code: (617)786-3000



Item 5.   Other Events.

     On December 28, 1999, Registrant announced that it had sold
$5.2 billion of investment securities as part of a repositioning of its investment portfolio assets.

     The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

    (c)   Exhibits.

    99.1 Form of press release on investment securities sale dated December 28, 1999.






                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               STATE STREET CORPORATION

                               /s/ Rex S. Schuette
                               -----------------------------
                               Name:  Rex S. Schuette
                               Title: Senior Vice President and
                                      Chief Accounting Officer
Date: January 7, 2000


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                          EXHIBIT INDEX

Exhibit
-------

   99.1 Form of press release on investment securities sale dated December 28, 1999.